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EXHIBIT 99.1

Slide 1

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Midwest Generation PPA Options

In 2002, we released 4,411 MWs of Midwest Gen options; in 2003, we have 3,043 MWs of options to exercise or release for 2004.


--------------------- -------------------------------------- ------------------ ------------------- ------------------
                                  Coal PPA (MWs)              Collins PPA (MWs)  Peakers PPA (MWs)      Total (MWs)
--------------------- -------------------------------------- ------------------ ------------------- ------------------
                           Non-option         Option
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
   2002 Capacity                      5,645                       2,698                807                9,150
--------------------- -------------------------------------- ------------------ ------------------- ------------------
                            1,696              3,949
                      --------------------------------------
   2002 Decision                  Released 2,684              Released 1,614        Released 113      Released 4,411
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
   2003 Capacity                      2,961                        1,084               694                4,739
--------------------- -------------------------------------- ------------------ ------------------- ------------------
                            1,696              1,265
      Pending         --------------------------------------  May release up    May release up to    May release up
   2003 Decision            May release up to 1,265             to 1,084              694              to 3,043
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
   Projected 2004                 1,696 - 2,961                  0 - 1,084           0 - 694          1,696 - 4,739
      Capacity
--------------------- -------------------------------------- ------------------ ------------------- ------------------
Note: All Midwest Gen contracts expire after 2004.
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Slide 2
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ComEd CTC Calculation

Bundled Base Rate:  Average rate by customer class, frozen through 2006 per 1997
                    Illinois legislation
DST Rate: Average rate for distribution and transmission services per published tariff
Mitigation Factor: Guaranteed savings for customers, currently the greater of 10% of the bundled rate or $0.005/kWh
MVEC:  Market value energy component adjusted annually on June 1
CTC: Competitive transition charge for recovery of investments made prior to restructuring

-------------------------------- -----------------------------------------------
    100-400 kW Avg. Demand       Cents/kWh
    ----------------------       ----------
        Bundled Rate             7.428

        - DST Rate               1.520  -> Per published tariff by demand class

        - Mitigation             0.743  -> Per 1997 Illinois legislation

        - MVEC                   3.896  -> Avg. 12-month forward energy prices
                                 -----          of trade and bid/ask data from
                                                2/24-3/21/03
        = CTC                    1.269
                                 -----
-------------------------------- -----------------------------------------------


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Slide 3
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ComEd MVEC - How It  Works

Changes in MVEC cause inverse change to CTC (100-400 kW avg. demand):
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--------------- ------------- ---------------- ------------ --------------- --------------
                 June 2001      March 2002      June 2002     March 2003      June 2003
                 ---------      ----------      ---------     ----------      ----------
   Bundled         7.428                          7.428                         7.428

     DST           1.368                          1.368     Energy Prices       1.520
                                                             [increasing]
  Mitigation       0.594       Energy Prices      0.594                         0.743
                               [decreasing]
     MVEC          5.053                          2.660                         3.896

     CTC           0.413                          2.806                         1.269
--------------- ------------- ---------------- ------------ --------------- --------------


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Customer Impact

      o Switching (retail electric suppliers (RES) only) as a percent of total 2002 GWh:

            o     Small C&I - 17%

            o     Large C&I - 35%

            o     Total - 15%

      o Potential reduction in CTC revenue beginning 6/03 from customers who buy energy from alternate suppliers

      o    Creates potential switching opportunity for other customers


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Slide 4
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-----------------------------------------------------------------------------------------------------------------------------------
                                                     Commonwealth Edison Company
-----------------------------------------------------------------------------------------------------------------------------------
                            Determination of Residential Customer Transition Charge (Class Summary Page)
-----------------------------------------------------------------------------------------------------------------------------------
    Based on Market Value Defined in Rider PPO - Power Purchase Option (Market Index) Applicable Period A (June 2003 - May 2004)
-----------------------------------------------------------------------------------------------------------------------------------
                                             (All units are in cents per kilowatt-hour)
-----------------------------------------------------------------------------------------------------------------------------------
                                           Base Rate    Delivery Service  Market
                                        Revenue (1) (2)   Revenue (3)     Value (4) Mitigation Amount(5)  June 2003 - May 2004 CTC
                                                ------    -----------     --------  --------------------                       ---
-----------------------------------------------------------------------------------------------------------------------------------
                                                   (A)        (B)           (C)               (D)             (E)=(A)-(B)-(C)-(D)
-----------------------------------------------------------------------------------------------------------------------------------
 Customer Transition Charge Customer Class
-----------------------------------------------------------------------------------------------------------------------------------
 Residential Delivery Service Customers
-----------------------------------------------------------------------------------------------------------------------------------
       Single Family Without Space Heat           8.715      3.355         3.911             0.610               0.839
-----------------------------------------------------------------------------------------------------------------------------------
       Multi Family Without Space Heat            8.961      4.404         4.057             0.627               0.000
-----------------------------------------------------------------------------------------------------------------------------------
       Single Family With Space Heat              5.836      2.279         3.750             0.409               0.000
-----------------------------------------------------------------------------------------------------------------------------------
       Multi Family With Space Heat               6.169      2.881         3.818             0.432               0.000
-----------------------------------------------------------------------------------------------------------------------------------
 Fixture-included Lighting                        8.655      9.853         3.080             0.606               0.000
  Residential Delivery Service Customers
-----------------------------------------------------------------------------------------------------------------------------------
Notes:
-----------------------------------------------------------------------------------------------------------------------------------
  (1) Based on three years of  residential  historical  data ending January 2002 and residential rates in effect beginning October 1, 2001.
-----------------------------------------------------------------------------------------------------------------------------------
  (2)  Base rate revenues consist of customer  service and energy charges.  Base rate revenues do not include facility, meter, or other equipment rentals, franchise fees or other franchise cost additions,  fuel adjustment clause charges,  decommissioning expense adjustment clause charges, taxes, local government compliance class charges, compensation for energy generated by a person or entity other than ComEd,  or Renewable  Energy  Resources and
       Coal  Technology  Development  Assistance  Charge and  Energy  Assistance
       Charge for the Supplemental Low-Income Energy Assistance Fund.
-----------------------------------------------------------------------------------------------------------------------------------
  (3)  The amount of revenue that the Company  would  receive  under Rate RCDS -
       Retail  Customer  Delivery  Service  (Rate  RCDS) and Rider ISS - Interim
       Supply Service  (Rider ISS) for standard  delivery of energy to customers in the CTC Customer Class.
-----------------------------------------------------------------------------------------------------------------------------------
  (4)  The Market Value for a CTC  Customer  Class has the same value as the per kilowatt-hour  Load Weighted  Average  Market Value (LWAMV) as defined in
       Rider PPO - Power  Purchase  Option  (Market  Index)  for the  applicable delivery service customer class.
-----------------------------------------------------------------------------------------------------------------------------------
  (5) The residential mitigation amount as defined in Rate CTC is 7% of the base rate revenue for the calendar years of 2003 and 2004.
-----------------------------------------------------------------------------------------------------------------------------------
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Slide 5
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-----------------------------------------------------------------------------------------------------------------------------------
                Commonwealth Edison Company Determination of Nonresidential Customer Transition Charge (Summary Page)
-----------------------------------------------------------------------------------------------------------------------------------
    Based on Market Value Defined in Rider PPO - Power Purchase Option (Market Index) Applicable Period A (June 2003 - May 2004)
-----------------------------------------------------------------------------------------------------------------------------------
                                             (All units are in cents per kilowatt-hour)
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Base Rate       Delivery Service  Market    Mitigation  June 2003 - May 2004
                                                       Revenue (1) (2) Revenue (1) (3)   Value (4)  Amount (5)        CTC (6) (7)
-----------------------------------------------------------------------------------------------------------------------------------
                                                           (A)           (B)              (C)        (D)        (E)=(A)-(B)-(C)-(D)
-----------------------------------------------------------------------------------------------------------------------------------
 Customer Transition Charge Customer Class
-----------------------------------------------------------------------------------------------------------------------------------
 Nonresidential Delivery Service Customers
-----------------------------------------------------------------------------------------------------------------------------------
        With Only Watt-hour Only Meters                   11.258         3.756         4.028           1.126           2.348
-----------------------------------------------------------------------------------------------------------------------------------
        0 kW to and including 25 kW Demand                9.288          2.161         3.954           0.929           2.244
-----------------------------------------------------------------------------------------------------------------------------------
        Over 25 kW to and including 100 kW Demand         8.344          1.908         3.944           0.834           1.658
-----------------------------------------------------------------------------------------------------------------------------------
        Over 100 kW to and including 400 kW Demand        7.428          1.520         3.896           0.743           1.269
-----------------------------------------------------------------------------------------------------------------------------------
 Fixture-included Lighting Nonresidential
 Delivery Service Customers                              13.554          9.754         3.059           1.355           0.000
-----------------------------------------------------------------------------------------------------------------------------------
 Street Lighting Delivery Service Customers
  - Dusk to Dawn                                          3.852          1.801         3.047           0.500           0.000
-----------------------------------------------------------------------------------------------------------------------------------
 Street Lighting Delivery Service Customers
  - All Other Lighting                                    7.172          1.794         3.514           0.717           1.147
-----------------------------------------------------------------------------------------------------------------------------------
 Railroads Delivery Service Customers (8)
-----------------------------------------------------------------------------------------------------------------------------------
 Pumping Delivery Service Customers                       6.465          1.418         3.684           0.647           0.716
-----------------------------------------------------------------------------------------------------------------------------------
Notes:
--------------------------------------------------------------------------------
   (1)  Transfer  from  Column (H) and Column (M) of  Determination  of Customer
        Transition Charge, on Pages 5 to 12 of attached work papers.
--------------------------------------------------------------------------------
   (2)  Base rate revenues consist of customer, demand, and energy charges. Base rate  revenues  do not  include  facility,  meter,  or  other  equipment
        rentals,   franchise  fees  or  other  franchise  cost  additions,  fuel adjustment  clause charges,  decommissioning  expense  adjustment clause charges, taxes, local government compliance clause charges, compensation for  energy  generated  by a person  or  entity  other  than  ComEd,  or
        Renewable  Energy Resources and Coal Technology  Development  Assistance
        Charge and Energy  Assistance  Charge  for the  Supplemental  Low-Income
        Energy Assistance Fund.
--------------------------------------------------------------------------------
   (3)  The amount of revenue that the Company  would  receive under Rate RCDS -
        Retail  Customer  Delivery  Service  (Rate RCDS) and Rider ISS - Interim
        Supply Service (Rider ISS) for standard  delivery of energy to customers in the CTC Customer Class.
--------------------------------------------------------------------------------
   (4)  The Market Value for a CTC Customer  Class has the same value as the per kilowatt-hour  Load Weighted  Average Market Value (LWAMV) as defined in
        Rider PPO - Power  Purchase  Option  (Market  Index) for the  applicable customer class for Applicable Period A.
--------------------------------------------------------------------------------
   (5) The mitigation  amount as defined in Rate CTC is the greater of 0.5 cents per  kilowatt-hour  or 10% of the base rate revenue for the calendar  years 2003 and 2004.
--------------------------------------------------------------------------------
   (6)  This  Applicable  Period  A  Customer  Transition  Charge  (CTC)  is not
        applicable if you are taking service under a multi-year CTC option under
        Rider  CTC  - MY -  Customer  Transition  Charges  -  Multi-Year  (Rider
        CTC-MY).  Applicable  CTCs under a multi-year CTC option are provided on pages 2 through 4.
--------------------------------------------------------------------------------
   (7)  CTCs  are  subject  to  change  without  specific  notice  if one of the components  used in the  determination  of the CTC, as described in Rate
        CTC, is modified.  If the CTC is equal to zero, this account will not be eligible for service  under Rider PPO - Power  Purchase  Option  (Market
        Index) (Rider PPO).
--------------------------------------------------------------------------------
   (8) There are two  customers in the  Railroads  class and each  customer will have a Customer-specific CTC.
--------------------------------------------------------------------------------
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Slide 6
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                                                             Exelon Maturity Schedule - 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                                             (Includes issues called to date)
-----------------------------------------------------------------------------------------------------------------------------------
                                 Refinancing                                                     New Issue
                                                      Maturity Actual Call                 Maturity                         Pricing
      Company      Type       Amount ($M)    Coupon     Date       Date         Type         Date     Amount ($M)  Coupon    Date
-----------------------------------------------------------------------------------------------------------------------------------
 Jan   ComEd        FMB          200.0       7.375%   9/15/02
-----------------------------------------------------------------------------------------------------------------------------------
       ComEd        FMB          200.0       8.375%   9/15/22    9/16/02
-----------------------------------------------------------------------------------------------------------------------------------
       ComEd       Notes         200.0      Variable  9/30/02                    FMB         2008        350.0      3.70%   1/14/03
-----------------------------------------------------------------------------------------------------------------------------------
       ComEd       Notes         100.0       9.170%   10/15/02                   FMB         2033        350.0     5.875%   1/14/03
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Mar   ComEd   Trust Pfd Sec     200.0       8.48%    9/30/35    3/20/03    Trust Pfd Sec    2033        200.0      6.35%   3/10/03
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Mar   ComEd        FMB          236.0       8.375%   2/15/23    3/18/03
-----------------------------------------------------------------------------------------------------------------------------------
       ComEd        FMB          160.0       8.000%   4/15/23    4/15/03         FMB         2015        395.0      4.70%   3/31/03
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Apr    PECO        FMB          250.0       6.625%    3/1/03
-----------------------------------------------------------------------------------------------------------------------------------
        PECO        FMB          200.0       6.500%    5/1/03                    FMB         2008        450.0      3.50%   4/21/03
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       ComEd      Pollution                                                    Pollution
 May              control bonds   40.0        5.875%   5/15/07    5/15/03    Control bonds   2017         40.0    Variable*  5/8/03
-----------------------------------------------------------------------------------------------------------------------------------
                                Remaining Maturities
-----------------------------------------------------------------------------------------------------------------------------------
 Sep   ComEd         FMB         100.0       6.625%   7/15/03
-----------------------------------------------------------------------------------------------------------------------------------
       ComEd        Notes        250.0      Variable  9/30/03
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           *The initial 35-day
                                                                                           pricing rate is 1.13%.
-----------------------------------------------------------------------------------------------------------------------------------
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